SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 28, 2003

Artesyn Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-4466	59-1205269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida		33434-4105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (561) 451-1000

Item 5.    Other Events.

Artesyn Technologies, Inc. today announced fourth quarter and full-year financial results.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.

On January 28, 2003, Artesyn hosted a call with financial analysts and the press, which was simultaneously webcast to the public. A replay of the webcast is now available at Artesyn’s website at www.artesyn.com, and will remain available until a subsequent quarterly earnings release is made.

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits.

Exhibit No.	Description
99	Press release issued by Artesyn Technologies, Inc. dated January 28, 2003.
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESYN TECHNOLOGIES, INC.
(Registrant)

Dated:    January 29, 2003

By:	/s/ RICHARD J. THOMPSON
Richard J. Thompson
Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press release issued by Artesyn Technologies, Inc. on January 28, 2003